CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of On the Go Healthcare, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Evans Schwartzberg, Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated result of operations of the Company for the period presented.

Dated: June 10, 2003

                                         By:/s/  Evan Schwartzberg
                                         ---------------------------
                                         Evan Schwartzberg
                                         Chief Financial and Accounting Officer


This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.